EXHIBIT 23.1
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          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in the Form 10-SB/A Registration
Statement, of Universal Equity Partners, Inc. my report as of and for the period ended April 13, 2001 dated April 20, 2001 relating to the financial statements of Universal Equity Partners, Inc. which appears in such Form 10-SB.

                                    /s/ STAN J.H. LEE, CPA
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                                    STAN J.H. LEE, CPA
                                    Certified Public Accountant

Fort Lee, New Jersey
August 22, 2001

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